Number NV_______	NATIONAL VISION INC. Common Stock	INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA SHARES _________
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT _______________________________

Is the owner of ________________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH OF THE COMMON STOCK OF

NATIONAL VISION, INC.

transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed. This certificate and the shares represented herby are subject to all the terms, conditions and limitations of the Articles of Incorporation and all amendments thereto. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:	/s/ James W. Krause CHAIRMAN

NATIONAL VISION, INC.
CORPORATE SEAL
1990
GEORGIA

COUNTERSIGNED AND REGISTERED:
          FIRST UNION NATIONAL BANK
                    (CHARLOTTE, NC)
                              TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE	/s/ Mitchell Goodman SECRETARY

(back of certificate)

NATIONAL VISION, INC.

The following abbreviations, when used in the Inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM ― as tenants in common	UNIF GIFT MIN ACT ―	................Custodian................
TEN ENT ― as tenants by the entireties		(Cust) (Minor)
JT TEN ― as joint tenants with the right of		under Uniform Gifts to Minors
Survivorship and not as tenants		Act.......................................................
in common		(State)

	UNIF TRF MIN ACT ―	................Custodian.................
(Cust)
.............under Uniform Transfers
(Minor)
to Minors Act.....................
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS

                                                                                                                                                               Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE:	_______________________________________
THE SIGNATURE TO THIS ASSIGMENT MUST CORRESPOND
WITH THE NAME AS WRITTEN UPON THE FACE OF THE
CERTIFCATE IN EVERY PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:	THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17A-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

(this is located on the left side of the back of the certificate)

This certificate also evidences certain Rights as set forth in a Rights Agreement between National Vision, Inc. and First Union National Bank dated as of January 17, 1997, as amended (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal office of the Company. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefore. Under certain circumstances, as set forth in the Rights Agreement, such Rights may be evidenced by separate certificates and no longer be evidenced by this certificate, may be redeemed or exchanged or may expire. As set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by an subsequent holder, may be null and void.